DEAR SHAREHOLDER:

Enclosed is the annual report of the operations for Integrity Fund of Funds, Inc. (the "Fund") for the year ended December 31, 2002. The Fund's portfolio and related financial statements are presented within for your review.

Investors are going into the New Year facing many of the uncertainties that plagued them twelve months ago. Equities posted a third straight year of losses with the benchmark Standard & Poors 500 Index losing roughly 23 percent for 2002. There is tremendous skepticism about the ability of the U.S. economy to sustain a recovery because consumers are seen as completely tapped out, and because an overabundance of capacity is expected to keep a lid on investment spending. Finally, we have escalating concerns about the geopolitical outlook.

It is a safe bet that uncertainty about the 2003 outlook will be with us for some time. We expect the economy to recover, but it could be another choppy year with good quarters followed by soft ones. On the geopolitical front, Middle East tensions and fears against terrorism will likely last for years.

Monetary reflation has provided powerful support to the economy, in November the Federal Reserve lowered its target level for the federal funds rate for the twelfth time in the past two years to 1.25%. During the period consumer spending remained relatively high, that and low mortgage rates were sources of strength for the economy.

A stimulative monetary stance will be supported and the Administration is currently working on a new stimulus package that will involve tax cuts and increased spending.

Integrity Fund of Funds' total return for the period was down (21.18%). In comparison the Dow Jones Industrial Average was down (16.76%), the Standard and Poors 500 Index (23.37%), and NASDAQ (31.53%).

The Fund continues to invest in proven funds that contain a blend of old economy and new economy issues. Diversification remains an important strategy in fund selection.

Currently the portfolio is represented as follows: Growth 44.74%, Growth & Income 28.22%, Equity Income 8.71%, Aggressive Growth 8.39%, and Precious Metals 9.94%.

Long-term capital appreciation and growth of income continue to be the primary objectives of the Fund.


Sincerely,


The Portfolio Management Team




TERMS & DEFINITIONS
-------------------

APPRECIATION
   Increase in the value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption, assuming redemption at the end of the period.

DEPRECIATION
   Decrease in the value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


DECEMBER 31, 2002 (Unaudited)
-----------------------------
PERFORMANCE & COMPOSITION
-------------------------

PORTFOLIO LOAD TYPES
[pie chart]
Load                              52.3%
No-Load                           47.7%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio.
As of 12-31-2002, the Fund has not paid a sales load to any fund.

PORTFOLIO INVESTMENT STYLE
[pie chart]
V - Value                         41.8%
B - Blend                         39.9%
S - Specialty (precious metals)    9.9%
G - Growth                         8.4%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests. These percentages are subject to change.

                              COMPARATIVE INDEX GRAPH
                              ------------------------
[line graph]
Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index
--------------------------------------------------------------------------

                 Integrity Fund of Funds
                        w/o CDSC                  S&P 500 Index
                 ---------------------------------------------------------
1/3/1995               $10,000                      $10,000
1995                   $12,520                      $13,411
1996                   $14,252                      $16,129
1997                   $16,340                      $21,130
1998                   $18,328                      $26,765
1999                   $21,807                      $31,991
2000                   $19,855                      $28,747
2001                   $15,578                      $24,998
2002                   $12,279                      $19,164


<CAPTION
                                           AVERAGE ANNUAL TOTAL RETURNS
                                        For periods ending December 31, 2002
                                        ------------------------------------
                                                                                  Since Inception
                              1 year           5 year          10 year            (January 3,1995)
--------------------------------------------------------------------------------------------------
Without CDSC                 (21.18)%          (5.55)%           N/A                   2.60%
With CDSC (1.50% Max)        (22.36)%          (5.55)%           N/A                   2.60%
--------------------------------------------------------------------------------------------------

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. The principal value and investment return of an investment in the Integrity Fund of Funds, Inc. will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed



KEY STATISTICS
--------------

12-31-2001 NAV (share value)            $9.87
12-31-2002 NAV                          $7.78
Number of Issues                        16
Total Net Assets                        $8,495,523



MANAGEMENT OF THE FUND

   The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds and the four series of Ranson Managed Portfolios. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" Directors. The remaining two Directors are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director, and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

                                                                                           NUMBER OF             OTHER
                                                                                           PORTFOLIOS        DIRECTORSHIPS
NAME, ADDRESS        POSITION(S) HELD         TERM AND       PRINCIPAL OCCUPATION(S)     OVERSEEN IN THE      HELD OUTSIDE
  AND AGE            WITH REGISTRANT       LENGTH SERVED     DURING PAST 5 YEARS          FUND COMPLEX *    THE FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas             Director          Since December     Retired; Attorney; Director,       9                  None
904 NW 27th                                   1994            Integrity Small-Cap Fund of
Minot, ND 58703                                              Funds, Inc., ND Tax-Free Fund,
81                                                           Inc., Montana Tax-Free Fund,
                                                             Inc., South Dakota Tax-Free
                                                             Fund, Inc., and ND Insured
                                                             Income Fund, Inc. (December
                                                             1994 to August 1999); Trustee,
                                                             Ranson Managed Portfolios;
                                                             Director, First Western Bank
                                                             & Trust.

Orlin W. Backes         Director          Since April        Attorney, McGee, Hankla, Backes    9           Director, First
15 2nd Ave.,                                 1995            & Dobrovolny, P.C.; Director,                  Western Bank
SW - Ste. 305                                                ND Insured Income Fund, Inc.                   & Trust
Minot, ND 58701                                              (March 1995 to August 1999),
67                                                           ND Tax-Free Fund, Inc., Montana
                                                             Tax-Free Fund, Inc., South Dakota
                                                             Tax-Free Fund, Inc. and Integrity
                                                             Small-Cap Fund of Funds, Inc.;
                                                             Trustee, Ranson Managed
                                                             Portfolios; Director, First
                                                             Western Bank & Trust.

R. James Maxson         Director          Since January      Attorney, Maxson Law Office        9                  None
Town & Country Ctr.                          1999            (since November 2002); Attorney,
1015 S. Bdwy, Ste 15                                         McGee, Hankla, Backes & Dobrovolny,
Minot, ND 58701                                              P.C. (April 2000 to November
55                                                           2002); Attorney, Farhart, Lian
                                                             and Maxson, P.C. (March 1976 to
                                                             March 2000); Director, ND Tax-
                                                             Free Fund, Inc. (since January
                                                             1999), Montana Tax-Free Fund,
                                                             Inc. (since January 1999), South
                                                             Dakota Tax-Free Fund, Inc.
                                                             (since January 1999) and
                                                             Integrity Small-Cap Fund of
                                                             Funds, Inc. (since January 1999);
                                                             Trustee, Ranson Managed
                                                             Portfolios (since January 1999).

----------------------------------

* The Fund Complex consists of the five funds in the Integrity family of funds and the four series of Ranson Managed Portfolios.

The SAI has additional information about the Fund's directors and is available at 1(800)601-5593 without charge upon request.



   The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED DIRECTORS

                                                                                           NUMBER OF             OTHER
                                                                                           PORTFOLIOS        DIRECTORSHIPS
NAME, ADDRESS        POSITION(S) HELD         TERM AND       PRINCIPAL OCCUPATION(S)     OVERSEEN IN THE      HELD OUTSIDE
  AND AGE            WITH REGISTRANT       LENGTH SERVED     DURING PAST 5 YEARS          FUND COMPLEX *    THE FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist        Director,        Since Inception     Attorney; Director and Vice        5           Director,
1 North Main         Vice President                          President, Integrity Mutual Funds,             ARM Securities
Minot, ND 58703      and Secretary                           Inc. (formerly known as ND                     Corporation
68                                                           Holdings, Inc.); Director, Vice
                                                             President, and Secretary, ND
                                                             Money Management, Inc., ND Capital,
                                                             Inc., ND Resources, Inc., ND
                                                             Insured Income Fund, Inc.
                                                             (November 1990 to August
                                                             1999), Integrity Small-Cap
                                                             Fund of Funds, Inc., ND Tax-Free
                                                             Fund, Inc., Montana Tax-Free Fund,
                                                             Inc., South Dakota Tax-Free Fund,
                                                             Inc., The Ranson Company, Inc.
                                                             (January 1996 to February 1997)
                                                             and Ranson Capital Corporation;
                                                             Vice President and Secretary,
                                                             Ranson Managed Portfolios; Director,
                                                             ARM Securities Corporation (since
                                                             May 2000).

**Robert E. Walstad      Director,       Since Inception     Director (since September 1987),   9            Director, ARM
1 North Main         Chairman, President                     President (September 1987 to                    Securities
Minot, ND 58703        and Treasurer                         October 2001) (since September                  Corporation;
58                                                           2002), Integrity Mutual Funds,                  Director, Magic
                                                             Inc. (formerly known as ND                      Internet
                                                             Holdings, Inc.); Director,                      Services,
                                                             President, and Treasurer, ND                    Inc.; Director,
                                                             Money Management, Inc., ND                      Capital Financial
                                                             Capital, Inc., ND Resources,                    Services, Inc.
                                                             Inc., ND Insured Income Fund,
                                                             Inc. (November 1990 to August
                                                             1999), Integrity Small-Cap Fund
                                                             of Funds, Inc., ND Tax-Free
                                                             Fund, Inc., Montana Tax-Free
                                                             Fund, Inc., and South Dakota
                                                             Tax-Free Fund, Inc.; Trustee,
                                                             Chairman, President, and Treasurer,
                                                             Ranson Managed Portfolios;
                                                             Director, President, CEO, and
                                                             Treasurer, The Ranson Company, Inc.
                                                             (January 1996 to February 1997)
                                                             and Ranson Capital Corporation;
                                                             Director (since October 1999),
                                                             President (October 1999 to October
                                                             2001), Magic Internet Services,
                                                             Inc.; Director (since May 2000),
                                                             President (May 2000 to October 2001)
                                                             (since September 2002), ARM
                                                             Securities Corporation; Director,
                                                             CEO, Chairman (since January 2002),
                                                             President (since September 2002),
                                                             Capital Financial Services, Inc.
----------------------------

* The Fund Complex consists of the five funds in the Integrity family of funds and the four series of Ranson Managed Portfolios.

** Directors who are "interested persons" of the Fund as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds' Investment Adviser and Principal Underwriter.

The SAI has additional information about the Fund's directors and is available at 1(800)601-5593 without charge upon request.


INDEPENDENT DIRECTORS

     [photo]             [photo]                [photo]
  LYNN W. AAS       ORLIN W. BACKES        R. JAMES MAXSON


INTERESTED DIRECTORS
              [photo]                [photo]
          PETER A. QUIST        ROBERT E. WALSTAD




SCHEDULE OF INVESTMENTS  December 31, 2002
------------------------------------------

NAME OF ISSUER
Percentages represent the market value                                                                         Market
of each investment category to total net assets                                             Quantity           Value
-----------------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (96.9%)
AIM Basic Value Fund  ....................................................................    33,369       $  729,441
American Growth Fund of America  .........................................................    41,119          759,465
Clipper Fund  ............................................................................     6,127          464,032
Dodge & Cox Stock Fund  ..................................................................     5,275          464,497
Fidelity Dividend Growth Fund  ...........................................................    18,615          415,488
Franklin Gold & Precious Metals  .........................................................    62,474          818,404
Legg Mason Value Trust  ..................................................................    12,059          489,494
Mairs and Power Growth Fund  .............................................................     7,132          351,318
MFS Value Fund  ..........................................................................    17,600          290,755
Putnam Research Fund  ....................................................................    43,090          444,686
Smith Barney Aggressive Growth A  ........................................................    10,955          690,184
T. Rowe Price Equity Income  Fund ........................................................    21,533          426,141
Thompson Plumb Growth Fund  ..............................................................    10,709          373,864
Vanguard Capital Opportunity Fund  .......................................................    22,628          384,673
Vanguard Index Trust 500 Portfolio  ......................................................     6,821          553,522
Washington Mutual Investors  .............................................................    24,478          575,467
                                                                                                           ----------
TOTAL MUTUAL FUNDS (COST: $10,203,233) .............................................................       $8,231,431
                                                                                                           ----------
SHORT-TERM SECURITIES (3.7%)
Wells Fargo Cash Investment Money Market  (COST: $313,385) .........................................       $  313,385
                                                                                                           ----------

TOTAL INVESTMENTS IN SECURITIES (COST: $10,516,618) ................................................       $8,544,816
OTHER ASSETS LESS LIABILITIES ......................................................................          (49,293)
                                                                                                           ----------
NET ASSETS..........................................................................................       $8,495,523
                                                                                                           ==========

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 31, 2002
--------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
-----------------------------------
ASSETS
     Investments in securities, at value (cost: $10,516,618) .......  $  8,544,816
     Accrued interest receivable....................................           347
     Accrued dividends receivable...................................        26,440
     Receivable for fund shares sold................................           600
     Prepaid expenses...............................................           290
                                                                      ------------
        Total Assets................................................  $  8,572,493
                                                                      ------------

LIABILITIES
     Accrued expenses...............................................  $     20,593
     Payable for fund shares redeemed...............................        19,238
     Disbursement in excess of demand deposit cash..................        37,139
                                                                      ------------
        Total Liabilities...........................................  $     76,970
                                                                      ------------

NET ASSETS..........................................................  $  8,495,523
                                                                      ============
Net assets are represented by:
     Capital stock outstanding, at par..............................  $        109
     Additional paid-in capital.....................................    14,822,708
     Accumulated undistributed net realized
     gain (loss) on investments.....................................    (4,355,492)
     Unrealized depreciation on investments ........................    (1,971,802)
                                                                      ------------
        Total amount representing net assets applicable to
        1,092,246 outstanding shares of $.0001 par value
        common stock (1,000,000,000 shares authorized) .............  $  8,495,523
                                                                      ============
Net asset value per share...........................................  $      7.78
                                                                      ============

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS
For the year ended December 31, 2002
------------------------------------
INVESTMENT INCOME
    Interest........................................................  $      6,111
    Dividends.......................................................        78,741
                                                                      ------------
        Total Investment Income.....................................  $     84,852
                                                                      ------------
EXPENSES
    Investment advisory fees........................................  $    106,788
    Service fees....................................................        29,664
    Transfer agent fees.............................................        18,292
    Accounting service fees.........................................        30,055
    Custodian fees..................................................         6,641
    Transfer agent out-of-pockets...................................         2,950
    Professional fees...............................................         5,041
    Directors fees..................................................         2,149
    Reports to shareholders.........................................         2,806
    Insurance expense...............................................         1,132
    License, fees, and registrations................................         6,211
                                                                      ------------
        Total Expenses..............................................  $    211,729
    Less expenses waived or absorbed
    by the Fund's manager...........................................       (21,883)
                                                                      ------------
        Total Net Expenses..........................................  $    189,846
                                                                      ------------
NET INVESTMENT INCOME (LOSS) .......................................  $   (104,994)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions........................................  $ (1,733,610)
     Capital gain distributions.....................................        24,610
     Net change in unrealized appreciation (depreciation) of:
     Investments....................................................    (1,169,606)
                                                                      -------------
        Net Realized and Unrealized Gain
        (Loss) on Investments.......................................  $ (2,878,606)
                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....  $ (2,983,600)
                                                                      =============

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS  December 31, 2002
---------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2002, and the year ended December 31, 2001
--------------------------------------------------------------------------
                                                                                      For The                   For The
                                                                                     Year Ended                Year Ended
                                                                                   December 31, 2002         December 31, 2001
                                                                                   -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) ..................................................   $   (104,994)           $   (179,311)
    Net realized gain (loss) on investments........................................     (1,709,000)             (2,646,492)
    Net change in unrealized appreciation (depreciation) on investments ...........     (1,169,606)             (1,260,878)
                                                                                   -------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From
        Operations.................................................................   $ (2,983,600)           $ (4,086,681)
                                                                                   -------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ($.00 and $.00 per share,
   respectively) ..................................................................   $          0            $          0
   Distributions from net realized gain on investments ($.00 and $.00
   per share, respectively) .......................................................              0                       0
                                                                                   -------------------------------------------
        Total Dividends and Distributions..........................................   $          0            $          0
                                                                                   -------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares...................................................   $  1,098,391            $  1,514,140
    Proceeds from reinvested dividends.............................................              0                       0
    Cost of shares redeemed........................................................     (4,037,383)             (2,308,229)
                                                                                   -------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From
        Capital Share Transactions.................................................   $ (2,938,992)           $   (794,089)
                                                                                   -------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   $ (5,922,592)           $ (4,880,770)

NET ASSETS, BEGINNING OF PERIOD....................................................     14,418,115              19,298,885
                                                                                   -------------------------------------------
NET ASSETS, END OF PERIOD..........................................................   $  8,495,523            $ 14,418,115
                                                                                   ===========================================


The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS December 31, 2002
-----------------------------------------------
Note 1. ORGANIZATION
        Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

        Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

        FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 2002, a net capital loss carryforward totaling $4,355,492, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.


        Year          Unexpired Capital Losses
        2003                          0
        2004                          0
        2005                          0
        2006                          0
        2007                          0
        2008                          0
        2009                  2,646,492
        2010                  1,709,000



DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------
                                                             FROM NET             FROM NET REALIZED         FROM NET REALIZED
TO SHAREHOLDERS OF RECORD          PAYMENT DATE         INVESTMENT INCOME         SHORT-TERM GAINS          LONG-TERM GAINS
-----------------------------------------------------------------------------------------------------------------------------
December 27, 2002                  December 30, 2002           0.0000                   0.0000                    0.0000


        DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

        Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

        Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

        DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

        FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

        A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

        Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

        USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS
        As of December 31, 2002, there were 1,000,000,000 shares of $.0001 par value authorized; 1,092,246 and 1,460,354 shares were outstanding at December 31, 2002, and December 31, 2001, respectively.

        Transactions in capital shares were as follows:

                                                                            Shares
                                                                            ------
                                                          For The                         For The
                                                         Year Ended                      Year Ended
                                                       December 31, 2002               December 31, 2001
                                                       --------------------------------------------------
Shares sold............................................   121,378                         141,738
Shares issued on reinvestment of dividends.............         0                               0
Shares redeemed........................................  (489,486)                       (214,972)
                                                       -------------------------------------------------
Net increase (decrease) ...............................  (368,108)                        (73,234)
                                                       =================================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.), the Fund's sponsor.

        The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $105,075 of investment advisory fees after partial waiver for the year ended December 31, 2002. The Fund has a payable to ND Money Management, Inc. of $6,007 at December 31, 2002, for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

        ND Capital, Inc. ("Capital") is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $9,494 of service fees after partial waiver for the year ended December 31, 2002. Certain officers and directors of the Fund are also officers and directors of the underwriter.

        ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $18,292 of transfer agency fees for the year ended December 31, 2002. The Fund has a payable to ND Resources, Inc. of $1,326 at December 31, 2002, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $30,055 of accounting service fees for the year ended December 31, 2002. The Fund has a payable to ND Resources, Inc. of $2,488 at December 31, 2002, for accounting service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
        The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,165,924 and $5,550,368, respectively, for the year ended December 31, 2002.

Note 6. INVESTMENT IN SECURITIES
        At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $10,516,618, and the net unrealized depreciation of investments based on the cost was $1,971,802, which is comprised of $62,628 aggregate gross unrealized appreciation and $2,034,430 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS December 31, 2002
--------------------------------------
Selected per share data and ratios for the period indicated

                                                     For The        For The         For The        For The        For The
                                                    Year Ended     Year Ended      Year Ended     Year Ended     Year Ended
                                                    December 31,   December 31,   December 29,   December 31,   December 31,
                                                       2002           2001           2000           1999           1998
                                                   --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $   9.87       $  12.58       $  15.80       $  14.22       $  13.27
                                                   --------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss) .................  $   (.10)      $   (.12)      $    .03       $    .08       $   (.03)
     Net realized and unrealized gain (loss)
     on investments................................     (1.99)         (2.59)         (1.42)          2.62           1.64
                                                   --------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations......................  $  (2.09)      $  (2.71)      $  (1.39)      $   2.70       $   1.61
                                                   --------------------------------------------------------------------------
Less Distributions:
     From net investment income ...................  $    .00       $    .00       $   (.03)      $   (.08)      $    .00
     Distributions from net realized gains.........       .00            .00          (1.80)         (1.04)          (.66)
                                                   --------------------------------------------------------------------------
        Total Distributions........................  $    .00       $    .00       $  (1.83)      $  (1.12)      $   (.66)
                                                   --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................  $   7.78       $   9.87       $  12.58       $  15.80       $  14.22
                                                   ==========================================================================
Total Return.......................................    (21.18)%(A)    (21.54)%(A)     (8.82)%(A)     18.98%(A)      12.17%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) .....  $  8,496       $ 14,418       $ 19,299       $ 22,133       $ 20,058
     Ratio of net expenses (after expense
     assumption) to average net assets.............      1.60%(B)       1.60%(B)       1.59%(B)       1.58%(B)       1.60%(B)
     Ratio of net investment income to
     average net assets............................     (0.89)%        (1.13)%         0.17%          0.49%         (0.36)%
     Portfolio turnover rate.......................     27.71%         51.46%         26.46%         19.49%         32.28%


(A) Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $21,883, $10,797, $1,155, $3,205, and $2,151, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.79%, 1.67%, 1.60%, 1.60%, and 1.62%, respectively.


The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 10, 2003